UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

19100 Ridgewood Parkway
San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)
(210) 626-6000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On January 4, 2011, Tesoro Logistics LP (the “Partnership”), a wholly owned subsidiary of Tesoro Corporation (the “Company”), issued a press release announcing that the Partnership has filed a registration statement on Form S-1, File No. 333-171525 (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed initial public offering of its common units representing limited partner interests (the “Initial Public Offering”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Registration Statement is publicly available on the SEC’s website at www.sec.gov.
     The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The Registration Statement is not incorporated by reference into this Form 8-K and does not constitute a part of this Form 8-K.
     The information filed in this Report pursuant to Item 7.01, including the information contained in Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any of the common units in the Initial Public Offering.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release announcing filing of registration statement on Form S-1, File No. 333-171525 on January 4, 2011 by Tesoro Logistics LP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 4, 2011

TESORO CORPORATION
By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Senior Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit
Number	Description

99.1	Press release announcing filing of registration statement on Form S-1, File No. 333-171525 on January 4, 2011 by Tesoro Logistics LP

4